UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   December 19, 2002
                                                         ----------------------

                         CNA FINANCIAL CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



         1-5823                                          36-6169860
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(Commission File Number)                   (I.R.S. Employer Identification No.)




     CNA Plaza, Chicago, Illinois                             60685
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(Address of Principal Executive Offices)                   (Zip Code)


                               (312) 822-5000
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

On December 19, 2002 CNA Financial Corporation sold 7,500 shares of its Series H Cumulative Preferred Stock to Loews Corporation, the owner of 90% of CNA's outstanding common stock, for $750 million. Copies of the Certificate of Designation relating to the Series H Cumulative Preferred Stock and the press release announcing the sale are attached hereto as
Exhibit 3.1 and Exhibit 99.1, respectively.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      A list of exhibits filed herewith is contained on the
                  Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.














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


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  December 19, 2002                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer

























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


                               EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
 3.1              Certificate of Designation relating to the Series H
                  Cumulative Preferred Stock with no par value of CNA
                  Financial Corporation

99.1              CNA Financial Corporation press release, issued
                  December 19, 2002, announcing the sale of its Series H Cumulative Preferred Stock to Loews
                  Corporation.



















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